UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 20, 2024

VANECK BITCOIN TRUST
(Exact name of registrant as specified in its charter)

Delaware	001-41908	85-6811021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 Third Avenue, 9th Floor New York, New York		10017

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (212) 293-2000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares	HODL	Cboe BZX Exchange, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On June 20, 2024, VanEck Digital Assets, LLC (the “Sponsor”), as agent for VanEck Bitcoin Trust (the “Trust”) and Vaneck Ethereum Trust, Coinbase, Inc., on behalf of itself and as agent for Coinbase Credit, Inc. and Coinbase Custody Trust Company, LLC (the “Additional Bitcoin Custodian”), and the Additional Bitcoin Custodian entered into the Coinbase Prime Broker Agreement (the “Additional Bitcoin Custodian Agreement”) providing for the custody of the Trust’s bitcoin. The Additional Bitcoin Custodian makes available to the Trust a custodial account for bitcoin maintained by the Additional Bitcoin Custodian (the “Additional Bitcoin Account”). The Additional Bitcoin Custodian’s services in respect of the Additional Bitcoin Account (i) allow its Additional Bitcoin Vault Balance to be held in the Additional Bitcoin Account (ii) allow bitcoin to be deposited from a public blockchain address to the Trust’s Additional Bitcoin Account (iii) allow bitcoin to be withdrawn from the Additional Bitcoin Account to a public blockchain address as instructed by the Trust and (iv) certain additional services as may be agreed to between the Trust and the Additional Bitcoin Custodian from time to time.
The foregoing description of the Additional Bitcoin Custodian Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Additional Bitcoin Custodian Agreement, which is filed as Exhibit 10.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Additional Bitcoin Custodian Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 26, 2024

VanEck Bitcoin Trust *

By:	VanEck Digital Assets, LLC, as Sponsor of the Trust

By:	/s/ Jonathan R. Simon
Name:	Jonathan R. Simon
Title:	Senior Vice President, General Counsel and Secretary

*	The registrant is a trust. The individual specified above is signing in his capacity as an officer of VanEck Digital Assets, LLC, the Sponsor of the registrant.